Exhibit 10.6
EXECUTION VERSION
FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT
THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT
FACILITY AGREEMENT (the "Amendment"), dated as of November 20, 2015, is among LENNOX INTERNATIONAL INC., a Delaware corporation (the "Borrower"), the Lenders party hereto, and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent").
RECITALS:
The Borrower, the Administrative Agent, and the lenders listed on the signature pages thereto have entered into that certain Fifth Amended and Restated Credit Facility Agreement dated as of November 13, 2014 (as the same may hereafter be amended or otherwise modified, the "Agreement"). The Borrower, the Administrative Agent and the Lenders now desire to amend the Agreement as herein set forth.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:
ARTICLE 1.
Definitions
Section 1.1.    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.
ARTICLE 2.
Amendment
Section 2.1. Amendment to Section 1.01. The definition of "Permitted Encumbrances" is hereby amended by (a) deleting the "; and" at the end of clause (i) and substituting a ";" in lieu thereof, (b) deleting the "." at the end of clause (j) and substituting a "; and" in lieu thereof and (c) adding a new clause (k) to read in its entirety as follows:
(k) Liens on the non-fixed assets of a Foreign Subsidiary given in the ordinary course of business and securing the payment for goods or services or the unpaid purchase price of goods or services and related expenses;

ARTICLE 3.
Conditions Precedent
Section 3.1.    Conditions. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;
(b)The Administrative Agent shall have received such additional documentation and information as the Administrative Agent or its legal counsel may request;
(c)The representations and warranties of each Loan Party set forth herein and in all other Loan Documents shall be true and correct in all material respects (except for any representation and warranty that is qualified by materiality or Material Adverse Effect, which representation and warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties specifically relate to any earlier date in which case such representations and warranties shall have been true and correct in all material respects (except for any representation and warranty that is qualified by materiality or Material Adverse Effect, which representation and warranty shall be true and correct in all respects), as of such earlier date;
(d)No Default shall have occurred and be continuing; and
(e)All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel.
ARTICLE 4.
Ratifications, Representations and Warranties
Section 4.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Administrative Agent, and the Lenders party hereto agree that the Agreement as amended hereby and the other Loan Documents shall continue to be a legal, valid and binding obligation of the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. For all matters arising prior to the effective date of this Amendment (including, without limitation, the accrual and payment of interest and fees and compliance with financial covenants), the terms of the Agreement (as unmodified by this Amendment) shall control and are hereby ratified and confirmed.
Section 4.2. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows: (a) after giving effect to this Amendment, no Default has occurred and is continuing; (b) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or Material Adverse Effect, which representation and warranty shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; and (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of the Borrower and each other Loan Party and does not and will not: (1) violate any provision of law applicable to the Borrower or any other Loan Party, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of the Borrower or any other Loan Party or any order, judgment, or decree of any court or agency of government binding upon the Borrower or any other Loan Party; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of the Borrower or any other Loan Party; (3) result in or require the creation or imposition of any material lien upon any of the assets of the Borrower or any other Loan Party; or (4) require any approval or consent of any Person under any material contractual obligation of the Borrower or any other Loan Party.
ARTICLE 5.
Miscellaneous
Section 5.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.
Section 5.2. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 5.3. Expenses of Lender. As provided in the Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent or any Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of the Administrative Agent's legal counsel.
Section 5.4. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 5.5. Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5–1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.
Section 5.6. Successors and Assigns. The provisions of this Amendment are binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Agreement (including any Affiliate of any Issuing Bank that issues any Letter of Credit, any Affiliate of a Lender who is owed any of the Obligations and any Indemnitee), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void).
Section 5.7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words "execution," "signed," "signature," "delivery," and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 5.8. Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any other Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section 5.9. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 5.10. ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PREVIOUS COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Signatures on Following Page.]

Executed as of the date first written above.

LENNOX INTERNATIONAL INC., as the Borrower
By:	/s/ Richard Pelini
Rick Pelini, Vice President and Treasurer

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, Signature
Page

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
individually as a Lender and as the Administrative Agent
By	/s/ Gregory T. Martin
Gregory T. Martin, Executive Director

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, Signature
Page

BANK OF AMERICA, N.A.
as a Lender
By:	/s/ Allison W. Connally
Name:	Allison W. Connally
Title:	Senor Vice President

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, Signature
Page

The Bank of Tokyo-Mitsubishi, UFJ as a Lender

By:	/s/ Mark H. Maloney
Name:	Mark Maloney
Title:	Authorized Signatory

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, Signature
Page

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christian Brown
Name:	Christian S. Brown
Title:	Managing Director

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, Signature
Page

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Kara Van Duzee
Name:	Kara Van Duzee
Title:	Vice President

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, Signature
Page

The Bank of Nova Scotia as a Lender

By:	/s/ Mauricio Saishio
Name:	Mauricio Saishio
Title:	Director

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, Signature
Page

COMPASS BANK
as a Lender

By:	/s/ Daniel Feldman
Name:	Daniel Feldman
Title:	Vice President

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, Signature
Page

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Allen K. King
Name:	Allen K. King
Title:	Senior Vice President

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, Signature
Page

Fifth Third Bank,
as a Lender

By:	/s/ Kelly Shield
Name:	Kelly Shield
Title:	Managing Director

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, Signature
Page

Regions Bank as a Lender

By:	/s/ Claire Harrison
Name:	Claire Harrison
Title:	Vice President

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, Signature
Page

AMEGY BANK NATIONAL ASSOCIATION
as a Lender

By:	/s/ Daniel L. Cox Jr.
Name:	Daniel L. Cox Jr.
Title:	Senior Vice President

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, Signature
Page

BOKF, N.A. dba Bank of Texas as a Lender

By:	/s/ Matthew Renna
Name:	Matthew Renna
Title:	Vice President

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, Signature
Page

Comerica Bank as
a Lender

By:	/s/ Kyle J. Weiss
Name:	Kyle J. Weiss
Title:	Vice President

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, Signature
Page

The Northern Trust Company
as a Lender

By:	/s/ Wicks Barkhausen
Name:	Wicks Barkhausen
Title:	Second Vice President

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, Signature
Page

Subsidiary Guarantor Consent

Each of the undersigned Subsidiary Guarantors: (i) consents and agrees to this Amendment; (ii) agrees that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Subsidiary Guarantor enforceable against it in accordance with their respective terms; and (iii) agree that the obligations, indebtedness and liabilities of the Borrower arising under this Amendment are "Obligations" as defined in the Agreement and "Guaranteed Indebtedness" as defined in the Guaranty Agreement to which it is a party.

ALLIED AIR ENTERPRISES LLC
ADVANCED DISTRIBUTOR PRODUCTS LLC
HEATCRAFT INC.
HEATCRAFT REFRIGERATION PRODUCTS
LLC
LENNOX GLOBAL LTD.
LENNOX INDUSTRIES INC.
LGL ASTRALIA (US) INC.
LENNOX NATIONAL ACCOUNT SERVICES
LLC

By:	/s/ Richard Pelini
Rick Pelini, Vice President and Treasurer
for each Subsidiary Guarantor

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, Signature
Page